EXHIBIT 99.4
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                            The Item 1115 Agreement


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         Item 1115 Agreement dated as of May 25, 2006 ("Agreement"), between
COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT") and MORGAN STANLEY CAPITAL SERVICES INC., as counterparty (the "Counterparty").

                                    RECITALS

         WHEREAS, CWMBS and CWALT each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

         WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and the SPV or CHL may enter into certain derivative agreements with respect to the Transaction (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows with respect to any Transaction with respect to which the Counterparty has agreed to act as derivative Counterparty:

Section 1. Definitions

         Company Information: As defined in Section 4(a)(i).

         Company Financial Information: As defined in Section 2(a)(ii).

         Countrywide Indemnified Party: As defined in Section 4(a).

         Counterparty Guarantor: A parent company of the Counterparty who provides a full and unconditional guaranty to honor the Counterparty's obligations under any Derivative Agreements.

         Counterparty Indemnified Party: As defined in Section 4(b).

         Depositor: CWMBS or CWALT, as the case may be, with respect to the related Registration Statement for which such entity is the registrant for the applicable Transaction.

         GAAP: As defined in Section 3(a)(v).

         EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

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         Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

         Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

         Indemnified Party: As defined in Section 4(b).

         Master Agreement: The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

         Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Sponsor: With respect to any Transaction, CHL or such other person acting as sponsor (as that term is defined in Regulation AB) as identified to the Counterparty by CHL at the time that the Counterparty is engaged to act as derivative counterparty for the relevant Transaction.

Section 2. Information to be Provided by the Counterparty.

         (a) Prior to printing the related Prospectus Supplement with respect to a Transaction for which the Counterparty has agreed to act as derivative counterparty,

                  (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with
                           Item 1115(a)(1) of Regulation AB, but only to the extent required by Item 1115(a) of Regulation AB (as determined by CHL or any other Sponsor of the Transaction). Such information shall include, at a minimum, the following information:

                           (A)      the Counterparty's legal name (and any
                                    d/b/a);

                           (B)      the organizational form of the Counterparty;

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                           (C)      a description of the general character of
                                    the business of the Counterparty;

                           (D) a description of any affiliation (as set forth in Item 1119) between the Counterparty and any of the following parties:

                                    (1)      The Bank of New York (or any other
                                             trustee identified to the
                                             Counterparty by CHL at the time
                                             that the Counterparty is engaged to
                                             act as derivative counterparty for
                                             the relevant Transaction);

                                    (2)      any originator contemplated by Item
                                             1110 of Regulation AB and
                                             identified to the Counterparty by
                                             CHL at the time that the
                                             Counterparty is engaged to act as
                                             derivative counterparty for the
                                             relevant Transaction;

                                    (3)      any enhancement or support provider
                                             contemplated by Items 1114 or 1115
                                             of Regulation AB and identified to
                                             the Counterparty by CHL at the time
                                             that the Counterparty is engaged to
                                             act as derivative counterparty for
                                             the relevant Transaction; and

                                    (4)      any other material transaction
                                             party contemplated by Item
                                             1100(d)(1) of Regulation AB and
                                             identified to the Counterparty by
                                             CHL at the time that the
                                             Counterparty is engaged to act as
                                             derivative counterparty for the
                                             relevant Transaction.

                  (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b), as a result of the Sponsor's determination of the significance percentage of the Derivative Agreement in accordance with Item 1115 of Regulation AB (the "Significance Percentage"), the Counterparty shall with respect to a Transaction for which the Counterparty has agreed to act as derivative counterparty:

                           (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as determined by CHL or any other Sponsor of the Transaction and as specified by the related Depositor to the Counterparty in writing) with respect to a Counterparty Guarantor; provided that, each of the requirements set forth in Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable (or such other requirements under Regulation AB as may become applicable as a result of amendments to Regulation AB or interpretive guidance issued by the Commission (or its staff) uniformly applicable to registrants of asset-backed securities; provided, that, CHL has acknowledged that no amendment is required pursuant to this agreement), shall be satisfied, including with respect to the parent

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                                    and the Counterparty and the financial
                                    statements of the parent (as though the
                                    Counterparty was the issuer of registered securities) (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible format (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by
                                    Item 1115(b)(2) of Regulation AB; and

                           (B) if applicable, cause the Counterparty Guarantor's accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement;

                  provided, however, that in lieu of providing the information specified in clauses (A) and (B) above, the Counterparty may, in its sole discretion, cause another entity to replace the Counterparty pursuant to Section 4(e)(i) below.

         (b) Following the Closing Date with respect to a Transaction, but only with respect to Exchange Act Reports required to be filed for the applicable SPV,

                  (i) the Counterparty shall within ten business days after the applicable event, (1) notify the related Depositor in writing of any affiliations that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties with respect to the Transaction contemplated by clauses (1) through (6) of Item 1119(a) of Regulation AB and identified in writing by the related Depositor at least ten business days prior to the Counterparty's furnishing such notice) and (2) provide to the related Depositor a description of the nature of such affiliations;

                  (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall, in the Counterparty's sole discretion, either (A) (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible format (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause the Counterparty Guarantor's accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV, provided, however, if CHL or any other Sponsor of the Transaction determines, following request by the Counterparty, that the Significance Percentage has been reduced below the percentage for which such updated financial data and/or related accountants' consent are required, (x) CHL shall promptly notify the Counterparty of same and (y) for so long as the Significance Percentage remains below the percentage for which such updated financial data and/or related accountants' consent are required, the

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                           applicable Depositor shall not include any Company
                           Financial Information in the Exchange Act Reports of the SPV and the Counterparty shall not be obligated to provide such updated financial data or any related accountants' consent; or (B) assign the Derivative Agreement pursuant to Section 4(e)(i) below, and

                  (iii) if the related Depositor requests Company Financial Information from the Counterparty as a result of the Sponsor's determination of the significance percentage of the Derivative Agreement, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall promptly upon determination that Company Financial Information will be required from the Counterparty, but in no event later than within 5 Business Days after its receipt of written notice requesting same from such Depositor, in the Counterparty's sole discretion, either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible format (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB,
                           (2) if applicable, cause the Counterparty Guarantor's accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and
                           (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible format and if applicable, cause the Counterparty Guarantor's accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; provided, however, if CHL or any other Sponsor of the Transaction determines, following request by the Counterparty, that the Significance Percentage has been reduced below the percentage for which such updated financial data and/or related accountants' consent are required, (x) CHL shall promptly notify the Counterparty of same and (y) for so long as the Significance Percentage remains below the percentage for which such updated financial data and/or related accountants' consent are required, the applicable Depositor shall not include any Company Financial Information in the Exchange Act Reports of the SPV and the Counterparty shall not be obligated to provide such updated financial data or any related accountants' consent; or (B) assign the Derivative Agreement pursuant to Section 4(e)(i) below.

         (c) The applicable Depositor will provide the Counterparty with notice no later than the 15 calendar days following the payment date for the related Transaction for any distribution period in which the significance percentage of the Derivative Agreement provided by Counterparty to any SPV is 9.00% or more in respect of Item 1115(b)(1), or 19.00% or more in respect of
                  Item 1115(b)(2)); provided, however, that the failure to notify the Counterparty shall not relieve the

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                  Counterparty of its obligations under this Agreement and shall not relieve the applicable Depositor of any of its other obligations under this Agreement.

Section 3. Representations and Warranties and Covenants.

         (a) With respect to any Transaction, the Counterparty represents and warrants to the applicable Depositor, as of the date on which information is first provided to such Depositor under
                  Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing to such Depositor prior to such date:

                  (i) The Counterparty Guarantor is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

                  (ii) The Counterparty Guarantor has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

                  (iii) The reports filed by the Counterparty Guarantor include (or properly incorporate by reference) the financial statements of the Counterparty Guarantor.

                  (iv) The accountants who certify the financial statements and supporting schedules of the Counterparty Guarantor included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

                  (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty Guarantor and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty Guarantor.

                  (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the applicable requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) (including with

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                           respect to the presentation of the financial
                           information of the Counterparty Guarantor) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) If the Counterparty Guarantor has provided Company Financial Information that is incorporated by reference into the Registration Statement of the applicable Depositor, the Counterparty Guarantor, so long as such Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all financial statements required to be filed by it with the Commission pursuant to Section 13 or 14 of the Exchange Act.

         (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct with respect to any Transaction, the Counterparty shall provide notice to the applicable Depositor, and if any Company Financial Information is required to be included in such Depositor's Registration Statement, or the Exchange Act Reports of the related SPV, will provide to such Depositor such Company Financial Information in EDGAR-compatible format no later than the 20th calendar day of the month in which any of the representations or warranties in Section 3(a)(i) through (iii) ceased to be correct, it being understood that providing such Company Financial Information shall be deemed to cure any breach of such representations and warranties.

         (d) The Counterparty agrees that the terms of Section 4(e)(i) shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement; provided, however, that the obligations of the Counterparty under this Agreement shall not be covered by any guaranty of the Derivative Agreement.

         (e) Upon reasonable request, in connection with either the related Depositor's request for Company Financial Information from the Counterparty or CHL or any other Sponsor of the Transaction determining that the Significance Percentage has been reduced below the percentage for which such updated financial data and/or related accountants' consent are required, CHL or any other Sponsor of the Transaction shall provide the Counterparty its calculation of the Significance Percentage.

Section 4. Indemnification; Remedies

         (a) The Counterparty shall indemnify CHL and the applicable Depositor for the applicable Transaction, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the applicable Transaction; each broker dealer acting as underwriter with respect to the applicable Transaction, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) with respect to the applicable Transaction; and the respective

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                  present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty with respect to the applicable Transaction (collectively, with respect to the applicable Transaction the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material or to assign the Derivative Agreement when and as required under Section 2 for the applicable Transaction; or

                  (iii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date for the applicable Transaction, to the extent that such breach is not cured by such Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date, that is not cured in accordance with Section 3(c).

                  In the case of any failure of performance described in clause
                  (a)(ii) of this Section, the Counterparty shall promptly reimburse the applicable Depositor and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the related SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such SPV, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' consent or other material not delivered as required by the Counterparty.

         (b) CHL and the applicable Depositor shall indemnify the Counterparty, each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Counterparty Indemnified Party"; and each of the Countrywide Indemnified Party and the Counterparty Indemnified Party shall be referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may

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                  sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus or any other offering materials with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above; provided further, that the foregoing proviso shall not apply to errors in the copying, filing or use of, or incorporation by reference of any Company Financial Information into (unless such error resulted from a breach of the representations set forth in 3(a)), any registration statement, prospectus or other offering materials, or Exchange Act Filing, relating to the Securities or the Transaction.

         (c) Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party,
                  (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which

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                  indemnification or contribution may be sought hereunder
                  (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding and does not include any admission of wrongdoing by any Indemnified Party. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party.

         (d) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

         (e)      (i)      With respect to any Transaction, if the Counterparty
                           has failed to deliver, or elects not to deliver, any information, report, or accountants' consent when and as required under Section 2, or if there is a material breach by the Counterparty of a representation or warranty pursuant to Section 3 which (A) is not cured by the Closing Date for such Transaction (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing the Prospectus Supplement), in the case of Company Financial Information required pursuant to Section 2(a)(ii) or a representation or warranty pursuant to Section 3 and made as of a date prior to the relevant Closing Date or (B) is not cured in the lesser of (x) ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or after such material breach or (y) such period in which the applicable Exchange Act Report for which such information is required can be timely filed
                           (without taking into account any extensions permitted to be filed), in the case of Company Financial
                           Information required pursuant to Section 2(b) or a representation or warranty pursuant to Section 3 and made as of a date subsequent to the relevant Closing
                           Date and the Counterparty has not, at its own cost, within the period described in clause (A) or (B) above, caused another entity (which meets any applicable ratings threshold in the Derivative
                           Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the applicable Depositor substantially in the form of this Agreement (except that the financial information requirements may relate solely to such successor entity) and (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the
                           Master Agreement) shall immediately and automatically have occurred under the applicable Derivative
                           Agreement with respect to such Transaction, with the Counterparty as the sole Affected Party (as defined in the Master Agreement). In the event of a termination resulting from such Additional

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                           Termination Event, a termination payment (if any)
                           shall be payable by the applicable party as of the Early Termination Date as determined by the application of Section 6(e)(ii) of the Master Agreement.

                  (ii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 4(e)(i), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5. Miscellaneous.

         (a) Calculation of Significance Percentage. With respect to any Derivative Agreement, CHL shall be solely responsible for calculation of the Significance Percentage.

         (b) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular;
                  (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

         (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

         (d) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator, in each case, not in their individual capacities, but solely in their capacities as trustee or Administrator, as applicable, to the extent expressly set forth herein.

         (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

         (f) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this

                  Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

         (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

         (i) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         (j) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

         (k) CHL agrees to provide to the Counterparty prior to May [o ], 2006 the methodology for its estimate of maximum probable exposure represented by the Derivative Agreements and then to provide notice of any changes to the methodology.

         (l) Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by mail or by facsimile transmission to: (a) in the case of the Counterparty,

                           Morgan Stanley Capital Services Inc.
                           1585 Broadway, 10th Floor
                           New York, New York 10036
                           Attn:  Lydia Foo
                           Facsimile No.:  212-507-8510

                  with a copy to:

                           Morgan Stanley Capital Services Inc.
                           1585 Broadway, 38th Floor
                           New York, New York 10036
                           Attn:  Melissa Dawson, Esq.
                           Facsimile No.:  212-507-4622

                  and (b) in the case of CHL and the related Depositor,

                           4500 Park Granada
                           Calabasas, CA 91302
                           Attention: Legal Department

         (m) Notwithstanding anything to the contrary in this Agreement, with respect to any Transaction and the parties to this Agreement that are a party to such Transaction, the rights and obligations of such parties shall not apply to, or affect in any way, (a) any other parties hereto that are not a party to such Transaction or (b) any other Transaction under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          CWMBS, INC.

                                          By: /s/ Darren Bigby
                                             ----------------------------------
                                             Name: Darren Bigby
                                             Title: Vice President

                                          CWALT, INC.

                                          By: /s/ Darren Bigby
                                             ----------------------------------
                                             Name: Darren Bigby
                                             Title: Vice President

                                          COUNTRYWIDE HOME LOANS, INC.

                                          By: /s/ Darren Bigby
                                             ----------------------------------
                                             Name: Darren Bigby
                                             Title: Vice President

                                          MORGAN STANLEY CAPITAL SERVICES INC.

                                          By: /s/ George Wilkinson
                                             ----------------------------------
                                             Name: George Wilkinson
                                             Title: Vice President